[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 1998
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               MFS(R) INSTITUTIONAL
                               INTERNATIONAL EQUITY FUND


                               [Graphic Omitted]

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
David R. Mannheim*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1998, the Fund provided a total return of -3.87%, which compares to a 3.66% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

The equity markets worldwide have had one of the more volatile years in recent history. In the market's downturn during the late summer and early fall of 1998, European equities were actually hit harder than those in the United States. Though all markets have rebounded, foreign stocks have not come back with the same strength as U.S. equities.

In developed markets, performance was impacted by investor flight to the perceived quality of major European markets such as France and Germany and to big-name stocks in those regions in the wake of the global market volatility during the late summer and early fall. During this flight, investors sold off in peripheral markets such as Italy, Ireland, and Portugal, where we have found some attractive investments. These stocks continue to display attractive fundamentals, and we plan to stick with them based on what we feel are solid long-term prospects.

Another factor in the portfolio's underperformance was the difficult situation in the emerging markets, despite our small portfolio exposure of less than 5% of total assets. It is important to note, however, that the MSCI EAFE Index does not take into account any emerging market stocks.

With regard to the portfolio's sector weightings, financial services is the top sector, with an overweighting in insurance stocks as opposed to banking stocks. A good company here has been QBE Insurance, an Australian-based company that boasts strong management and has shown consistent growth. In the consumer staples sector we favor companies that can demonstrate steady earnings growth, such as Benckiser, the world's leading manufacturer of dishwashing detergent. Industrial goods and services is our third-largest sector and is largely made up of European defense stocks such as British Aerospace, Saab, and Thomson CSF, all of which have shown an ability to generate steady earnings and overcome economic cycles. Utilities and communications, our fourth-largest sector, is mostly made up of cellular telecommunications companies that we feel will effectively compete in a dynamic global market.

Turning to the troubled emerging markets, we have not invested in Russian stocks, and we feel that the impact of Russia's problems on the world economy will be minimal because it is only a small part of the global financial scene despite its high geopolitical profile. Our exposure in Brazil hurt us in the past six months, and we're closely monitoring that situation. We feel we have selected good companies there, but we need to see if those stocks can overcome the country's macroeconomic problems in the long term. The Series had minimal investments in Southeast Asian companies because the macroeconomic situation there has clearly overwhelmed even previously strong individual companies. We expect negative growth there in 1999 and are likely to have limited holdings in the immediate future.

In Japan, we're in the "show me" stage right now. Its economy is still in trouble, and now even the big global exporting companies such as Sony and Canon are being impacted by the strengthening yen, which has hurt exports and created a drag on corporate earnings growth. While the various budget packages and remedies that the Japanese government has proposed are steps in the right direction, we still see a number of traditional barriers to economic reform. Until more is done to move the country to a free-market system in which bad companies are allowed to fail, restructuring and streamlining are encouraged, and barriers to investment are removed, we believe that Japan will still have problems.

We believe the recent drive toward European monetary union (EMU) is a positive event for investors. As currency risk is eliminated and the cost of doing business evens out among EMU member nations, there will be heightened cross-border competition within industry sectors and an intensified focus on the performance of individual companies. As a company that has always sought the best individual companies in which to invest, as opposed to investing on a top-down regional allocation basis, we believe the Fund is perfectly positioned to thrive in the new environment. As far as currency implications are concerned, we look at the euro, the common currency of the 11 member nations of the economic union, as just another currency that we need to deal with, and we're relatively neutral on its impact.

Overall, our international earnings growth outlook in 1999 is lower than it was six months ago. We now expect average earnings growth of approximately 6% to 8%, with Europe leading the way at about 6%, Japan flat to negative, and the remainder of Asia negative. Latin America may be negative as well due to the problems in Brazil.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be difficult.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is a Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Global Equity Fund, MFS(R) International Growth Fund, MFS(R) Global Asset Allocation Fund, MFS(R) Meridian(SM) Global Equity Fund, MFS(R) Global Growth Fund, and the International Series, the World Growth Series, and the World Asset Allocation Series offered through MFS(R)/Sun Life annuity products. Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager of MFS Global Equity Fund in 1992, and Senior Vice President in 1997. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS


Objective:               Seeks to provide long-term growth of capital. The
                         Fund invests, under normal market conditions, at least 80% of its total assets in foreign equity securities of companies whose principal activities are located outside the United States.

Commencement of
investment operations:   January 31, 1996

Size:                    $6.1 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage of change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN


                               6 Months            1 Year       10 Years/Life*
------------------------------------------------------------------------------
Cumulative Total Return          -3.87%            +9.28%              +42.63%
------------------------------------------------------------------------------
Average Annual Total Return       --               +9.28%              +12.94%
------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 31, 1996, through December 31, 1998.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1998

Stocks - 91.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------------
Foreign Stocks - 87.4%
  Australia - 3.1%
    QBE Insurance Group Ltd. (Insurance)*                                  33,323      $  137,455
    Seven Network Ltd. (Entertainment)                                     16,500          54,146
                                                                                       ----------
                                                                                       $  191,601
-------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Companhia Electricas est Rio de Janeiro (Utilities -
      Electric)*                                                           64,500      $   21,358
    Tele Sudeste Celular Participacoes S.A., ADR
      (Telecommunications)*                                                   300           6,206
    Tele Sudeste Celular Participacoes S.A., Preferred
      (Telecommunications)*                                                 3,000          12,665
    Telesp Celular Participacoes S.A., ADR
      (Telecommunications)*                                                   500           8,750
    Telesp Celular Participacoes S.A., Preferred
      (Telecommunications)*                                                 1,300           9,578
                                                                                       ----------
                                                                                       $   58,557
-------------------------------------------------------------------------------------------------
  Canada - 2.0%
    Canadian National Railway Co. (Railroads)                               2,400      $  124,500
-------------------------------------------------------------------------------------------------
  Finland - 4.9%
    Helsingin Puhelin Oyj (Telecommunications)                              2,050      $  121,878
    Pohjola Insurance Group (Insurance)                                     1,500          81,821
    Rapala Normark Corp. (Consumer Goods and Services)*                       755           6,518
    Tieto Corp. (Computer Software - Systems)                               2,050          91,308
                                                                                       ----------
                                                                                       $  301,525
-------------------------------------------------------------------------------------------------
  France - 8.8%
    Pernod Ricard Co. (Beverages)                                             970      $   62,939
    Television Francaise (Broadcasting)                                       700         124,497
    Thomson CSF (Aerospace and Defense)                                     3,150         135,133
    Total S.A., "B" (Oils)                                                    950          96,112
    Union des Assurances Federales S.A. (Insurance)                           910         120,693
                                                                                       ----------
                                                                                       $  539,374
-------------------------------------------------------------------------------------------------
  Germany - 5.0%
    Henkel KGaA, Preferred (Chemicals)                                      1,600      $  142,926
    Mannesmann AG (Conglomerate)                                              885         101,340
    Wella AG, Preferred (Consumer Goods and Services)*                         72          60,000
                                                                                       ----------
                                                                                       $  304,266
-------------------------------------------------------------------------------------------------
  Greece - 1.9%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                  3,144      $   83,608
    Panafon S.A. (Telecommunications)*                                        200           5,354
    Stet Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                                   900          29,138
                                                                                       ----------
                                                                                       $  118,100
-------------------------------------------------------------------------------------------------
  Ireland - 3.7%
    Allied Irish Bank PLC (Banks and Credit Cos.)                           3,900      $   69,355
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                          54,049         154,219
                                                                                       ----------
                                                                                       $  223,574
-------------------------------------------------------------------------------------------------
  Italy - 6.5%
    Banca Carige S.p.A. (Banks and Credit Cos.)                             8,000      $   78,866
    ERG S.p.A. (Oils)                                                      15,100          52,211
    Mediaset S.p.A. (Broadcasting)                                         14,600         118,469
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                                 30,900         145,575
                                                                                       ----------
                                                                                       $  395,121
-------------------------------------------------------------------------------------------------
  Japan - 12.0%
    Canon, Inc. (Special Products and Services)                             5,000      $  106,463
    Fujitsu Ltd. (Electronics)                                              3,000          39,808
    Kinki Coca-Cola Bottling Co. (Beverages)                                2,000          26,433
    Kirin Beverage Corp. (Beverages)                                        3,000          58,984
    Mikuni Coca-Cola Bottling Co. (Beverages)                               3,000          63,878
    NTT Data Corp. (Computer Software - Systems)                               10          49,462
    Olympus Optical Co. (Conglomerate)                                     10,000         114,530
    Osaka Sanso Kogyo Ltd. (Chemicals)                                      8,000          15,306
    Sony Corp. (Electronics)                                                1,300          94,331
    Takeda Chemical Industries Co. (Pharmaceuticals)                        2,000          76,706
    Tokyo Broadcasting System, Inc. (Entertainment)                         4,000          44,542
    Ushio, Inc. (Electronics)                                               5,000          43,687
                                                                                       ----------
                                                                                       $  734,130
-------------------------------------------------------------------------------------------------
  Netherlands - 9.9%
    Akzo Nobel N.V. (Chemicals)                                             3,000      $  136,472
    Benckiser N.V., "B" (Consumer Goods and Services)                       3,600         235,595
    IHC Caland N.V. (Marine Equipment)*                                     1,000          41,500
    ING Groep N.V. (Financial Services)*                                    2,091         127,385
    Koninklijke Ahold N.V. (Supermarkets)*                                  1,000          36,925
    Koninklijke Ahrend Groep N.V. (Consumer Goods and  Services)*           1,230          28,075
                                                                                       ----------
                                                                                       $  605,952
-------------------------------------------------------------------------------------------------
  Norway - 1.1%
    Storebrand ASA (Insurance)                                              8,700      $   65,847
-------------------------------------------------------------------------------------------------
  Portugal - 2.2%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                  6,100      $  115,479
    Telecel - Comunicacaoes Pessoais S.A. (Telecommunications)                100          20,410
                                                                                       ----------
                                                                                       $  135,889
-------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Natsteel Electronics Ltd. (Electronics)                                14,000      $   35,647
-------------------------------------------------------------------------------------------------
  Spain - 1.3%
    Repsol S.A. (Oils)                                                      1,450      $   77,348
-------------------------------------------------------------------------------------------------
  Sweden - 6.0%
    Astra AB (Pharmaceuticals)                                              5,316      $  108,022
    Saab AB, "B" (Aerospace)*                                              17,400         182,143
    Volvo AB (Automotive)                                                   3,400          77,882
                                                                                       ----------
                                                                                       $  368,047
-------------------------------------------------------------------------------------------------
  Switzerland - 2.5%
    Barry Callebaut AG (Food and Beverage Products)                           410      $   93,134
    Novartis AG (Medical and Health Products)                                  30          58,974
                                                                                       ----------
                                                                                       $  152,108
-------------------------------------------------------------------------------------------------
  United Kingdom - 14.9%
    Avis Europe PLC (Auto Rental)##                                        17,500      $   72,867
    British Aerospace PLC (Aerospace and Defense)*                         36,189         307,974
    British Petroleum PLC (Oils)*                                           2,776          41,262
    Capital Radio PLC (Broadcasting)                                        2,100          20,380
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                       4,800          38,420
    Lloyds TSB Group PLC (Banks and Credit Cos.)                            3,268          46,460
    LucasVarity PLC (Automotive)                                           25,800          86,027
    Next PLC (Stores)                                                      18,070         147,783
    Taylor Nelson Sofres PLC (Market Research)                              8,000          10,153
    Tomkins PLC (Conglomerate)*                                            16,500          78,284
    Zeneca Group PLC (Pharmaceuticals)                                      1,300          56,545
                                                                                       ----------
                                                                                       $  906,155
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $5,337,741
-------------------------------------------------------------------------------------------------
U.S. Stocks - 4.3%
  Consumer Goods and Services - 3.0%
    Galileo International, Inc.*                                            4,250      $  184,875
  Oils - 1.3%
    Amoco Corp.                                                             1,300          76,700
                                                                                       ----------
                                                                                       $  261,575
-------------------------------------------------------------------------------------------------
  Total Stocks (Identified Cost, $4,969,951)                                           $5,599,316
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 6.8%
-------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                        OR SHARES
-------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/04/99                                  $410,000      $  409,853
    Navigator Securities Lending Prime Portfolio                            6,300           6,300
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $  416,153
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,386,104)                                        $6,015,469
Other Assets, Less Liabilities - 1.5%                                                      91,415
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $6,106,884
-------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.


See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------
DECEMBER 31, 1998
---------------------------------------------------------------------------------------
  Investments, at value (identified cost, $5,386,104)                        $6,015,469
  Cash                                                                           41,153
  Foreign currency, at value (identified cost, $65,570)                          64,481
  Receivable for Fund shares sold                                                10,000
  Receivable for investments sold                                                35,697
  Dividends and interest receivable                                              19,965
  Receivable from investment adviser                                             34,981
  Deferred organization expenses                                                  2,911
  Other assets                                                                       71
                                                                             ----------
      Total assets                                                           $6,224,728
                                                                             ----------
Liabilities:
  Payable for investments purchased                                          $   90,764
  Net payable for foreign currency exchange contracts closed or subject to
    master netting agreements                                                     1,927
  Collateral for securities loaned, at value                                      6,300
  Payable to affiliates -
    Management fee                                                                  125
    Shareholder servicing agent fee                                                  12
  Accrued expenses and other liabilities                                         18,716
                                                                             ----------
      Total liabilities                                                      $  117,844
                                                                             ----------
Net assets                                                                   $6,106,884
                                                                             ==========
Net assets consist of:
  Paid-in capital                                                            $5,090,955
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                           627,066
  Accumulated undistributed net realized gain on investment and foreign
    currency transactions                                                       354,142
  Accumulated undistributed net investment income                                34,721
                                                                             ----------
      Total                                                                  $6,106,884
                                                                             ==========
Shares of beneficial interest outstanding                                     497,386
                                                                              =======

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                    $12.28
                                                                              ======

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                  $    84,475
    Interest                                                        11,472
    Foreign taxes withheld                                          (9,862)
                                                               -----------
      Total investment income                                  $    86,085
                                                               -----------

  Expenses -
    Management fee                                             $    40,193
    Trustees' compensation                                           2,200
    Shareholder servicing agent fee                                    411
    Administrative fee                                                 562
    Custodian fee                                                   10,810
    Printing                                                         6,235
    Postage                                                              3
    Auditing fees                                                   10,694
    Legal fees                                                         499
    Amortization of organization expenses                              704
    Registration fees                                                9,005
    Miscellaneous                                                      529
                                                               -----------
      Total expenses                                           $    81,845
    Fees paid indirectly                                              (928)
    Preliminary reduction of expenses by investment adviser        (34,981)
                                                               -----------
      Net expenses                                             $    45,936
                                                               -----------
        Net investment income                                  $    40,149
                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $   376,610
    Foreign currency transactions                                  (29,746)
                                                               -----------
      Net realized gain on investments and foreign
        currency transactions                                  $   346,864
                                                               -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                $(1,113,150)
    Translation of assets and liabilities in
     foreign currencies                                             14,026
                                                               -----------
      Net unrealized loss on investments and foreign
        currency translation                                   $(1,099,124)
                                                               -----------
        Net realized and unrealized loss on investments
           and foreign currency                                $  (752,260)
                                                               -----------
          Decrease in net assets from operations               $  (712,111)
                                                               ===========

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED        YEAR ENDED
                                                         DECEMBER 31, 1998     JUNE 30, 1998
                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $     40,149       $  123,867
  Net realized gain on investments and foreign currency
    transactions                                                   346,864           402,556
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        (1,099,124)          585,568
                                                              ------------       -----------
    Increase (decrease) in net assets from operations         $   (712,111)      $ 1,111,991
                                                              ------------       -----------
Distributions declared to shareholders -
  From net investment income                                  $    (99,690)      $   (68,852)
  From net realized gain on investments and foreign currency
    transactions                                                  (367,595)         (292,025)
                                                              ------------       -----------
    Total distributions declared to shareholders              $   (467,285)      $  (360,877)
                                                              ------------       -----------
Net increase (decrease) in net assets from Fund share
    transactions                                              $ (5,190,632)      $ 1,037,376
                                                              ------------       -----------
      Total increase (decrease) in net assets                 $ (6,370,028)      $ 1,788,490
Net assets:
  At beginning of period                                        12,476,912        10,688,422
                                                              ------------       -----------
  At end of period (including accumulated undistributed net
    investment income of $34,721 and $94,262, respectively)   $  6,106,884       $12,476,912
                                                              ============       ===========

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                  SIX MONTHS ENDED        -----------------------------------------------
                                                 DECEMBER 31, 1998              1998              1997              1996*
                                                       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $13.88            $13.04            $10.96             $10.00
                                                            ------            ------            ------             ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.05            $ 0.14            $ 0.23             $ 0.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.63)             1.12              2.23               0.83
                                                            ------            ------            ------             ------
      Total from investment operations                      $(0.58)           $ 1.26            $ 2.46             $ 0.96
                                                            ------            ------            ------             ------
Less distributions declared to shareholders -
  From net investment income                                $(0.22)           $(0.08)           $(0.13)            $ --
  From net realized gain on investments and foreign
    currency transactions                                    (0.80)            (0.34)            (0.25)              --
                                                            ------            ------            ------             ------
      Total distributions declared to shareholders         $ (1.02)          $ (0.42)          $ (0.38)            $ --
                                                            ------            ------            ------             ------
Net asset value - end of period                             $12.28            $13.88            $13.04             $10.96
                                                            ======            ======            ======             ======
Total return                                               (3.87)%++          10.13%            22.97%              9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.87%+            0.86%             0.87%              0.94%+
  Net investment income                                      0.74%+            1.08%             1.98%              2.46%+
Portfolio turnover                                             45%               64%               76%                19%
Net assets at end of period (000 omitted)                   $6,107           $12,477           $10,688             $2,498

  * For the period from the commencement of the Fund's investment operations, January 31, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Effective May 3, 1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at  not more than 0.10% of average daily net assets. During the period January 31, 1996, through May 2, 1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at no more than
    0.20% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income
    (loss) per share and ratios would have been:

    Net investment income (loss)                            $ 0.01            $ 0.07            $ 0.10            $ (0.08)
    Ratios (to average net assets):
      Expenses##                                             1.52%+            1.39%             2.01%              4.91%+
      Net investment income (loss)                           0.09%+            0.54%             0.85%            (1.51)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional International Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses, exclusive of management fees, such that the Fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,514,917 and $10,475,169, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                        $5,386,104
                                                      ----------
Gross unrealized appreciation                         $  792,672
Gross unrealized depreciation                           (163,307)
                                                      ----------
  Net unrealized appreciation                         $  629,365
                                                      ==========

(5)  Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 1998           YEAR ENDED JUNE 30, 1998
                                   ----------------------------------           ------------------------
                                             SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                  29,316       $   366,088           96,523       $1,273,048
Shares issued to shareholders in
  reinvestment of distributions              38,083           467,280           27,197          329,631
Shares reacquired                          (469,171)       (6,024,000)         (44,030)        (565,303)
                                           --------       -----------          -------       ----------
    Net increase (decrease)                (401,772)      $(5,190,632)          79,690       $1,037,376
                                           ========       ===========          =======       ==========

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1998, was $54.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $1,927 with Merrill Lynch & Co. at December 31, 1998.

At December 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Security Lending
The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank and Trust Company ("State Street"), as agent, to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 1998, the value of securities loaned was $6,206. These loans were collateralized by cash of $6,300. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  IIE-3 2/99 .3M